FIRST AMENDED AND RESTATED
EXCHANGE AGREEMENT

THIS FIRST AMENDED AND RESTATED EXCHANGE AGREEMENT (this “Agreement”) is executed as of September 10, 2010, intending to be effective as of July 2, 2010 (the “Effective Date”) by and among CALEDONIA CAPITAL CORPORATION, a Delaware corporation (“Caledonia”) and STEELCLOUD, INC., a Virginia corporation (the “Company”).

WHEREAS, the parties hereto previously entered into that certain Exchange Agreement dated as of July 2, 2010 (the “Exchange Agreement”); and

WHEREAS,  the Exchange Agreement contained certain inaccuracies that the parties now desire to correct; and

WHEREAS, the Company has authorized 750,000 shares of Series A Preferred Stock (the “Series A Preferred”) for issuance; and

WHEREAS, Caledonia desires to convert the Caledonia Shares (as defined below), into 90,000 shares of the Series A Preferred and a Note in the principal amount of $70,000 (the “Note”); and

WHEREAS, Caledonia and the Company desire to enter into this Agreement to provide the terms and conditions upon which the Caledonia Shares will be exchanged for shares of the Series A Preferred and the Note.

NOW THEREFORE, in exchange for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Caledonia and the Company agree as follows:

1.  Exchange. As of the Effective Date, Caledonia hereby elects to exchange 2,500,000 shares of the common stock of the Company, $0.001 par value per share (the “Common Stock”) held by Caledonia (the “Caledonia Shares”) into 90,000 shares of the Series A Preferred and the Note.

2.  Representations, Warranties and Covenants

(a) The Company. The Company hereby makes the following representations, warranties and covenants in favor Caledonia:

(i)    Authorized Shares. The shares of the Series A Preferred identified in Section 1 of this Agreement constitute duly authorized shares of the capital stock of the Company the issuance of which to Caledonia has been duly authorized by the board of directors of the Company.

(ii)    Validly Issued. Upon issuance of the shares of the Series A Preferred identified in Section 1 of this Agreement and receipt by the Company of the certificates representing Caledonia Shares properly endorsed and accompanied by all instruments necessary to effect the transfer of such shares of the Common Stock to the Company (collectively, the “Certificates”), such shares of the Series A Preferred shall be validly issued and outstanding, fully paid, nonassessable and free and clear of all liens and encumbrances arising through the actions of the Company or its directors, officers, employees or agents.

(iii)  Issuance of Series A Preferred. Upon the Company's receipt of the Certificates and the duly executed counterparts of this Agreement, the Company shall issue the shares of the Series A Preferred specified in Section 1 of this Agreement to the party identified in Section 1 of this Agreement as electing to receive such shares.

(iv)   Authorization. The Company has full power and authority to enter into this Agreement, and this Agreement, when executed and delivered, will constitute a valid and legally binding obligation of the Company. The individual signing this Agreement on behalf of the Company is duly authorized to execute this Agreement for and on behalf of the Company. All organizational action required to be taken to authorize (i) the execution and delivery of this Agreement by the undersigned individual for and on behalf of the Company, and (ii) the performance by the Company of its obligations hereunder has been taken.

(b)           Caledonia. Caledonia hereby makes the following representations, warranties and covenants in favor of the Company:

(i)    Title to Shares. Caledonia is the owner of record of the Caledonia Shares and owns such shares of the Common Stock free and clear of all liens, claims and encumbrances.

(ii)   Authorization. Caledonia has full power and authority to enter into this Agreement, and this Agreement, when executed and delivered, will constitute a valid and legally binding obligation of Caledonia. The individual signing this Agreement on behalf of Caledonia is duly authorized to execute this Agreement for and on behalf of Caledonia. All organizational action required to be taken to authorize (i) the execution and delivery of this Agreement by the undersigned individual for and on behalf of Caledonia, and (ii) the performance by Caledonia of its obligations hereunder has been taken.

(iii)  Purchase Entirely For Own Account. This Agreement is made with Caledonia in reliance upon its representation to the Company, which, by Caledonia’s execution of this Agreement, it hereby confirms, that the shares of Series A Preferred to be received by Caledonia and any securities issuable upon conversion thereof (such shares of the Series A Preferred and securities issuable upon conversion thereof being, collectively, the “Securities”) are being and will be acquired for investment for Caledonia’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof  in violation of the Securities Act, and that neither Caledonia nor any of its officers, members, managers or representatives with the authority, responsibility or power to make a decision with regard to the purchase or sale of the Securities or any portion thereof (collectively, “Caledonia’s Representatives”) has any present intention of selling, granting any participation in or otherwise distributing the same in violation of the Securities Act. Caledonia and Caledonia’s Representatives are familiar with the phrase “acquired for investment and not with a view to distribution” as it relates to the Securities Act of 1933, as amended (the “Securities Act”) and state securities laws and the special meaning given to such term by the Securities and Exchange Commission (the “SEC”). By executing this Agreement, Caledonia further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

(iv) Reliance Upon Caledonia’s Representations and Warranties. Caledonia and Caledonia’s Representatives understand that the Securities are not, and upon issuance of any of the Securities on conversion of shares of the Series A Preferred, at the time of issuance may not be, registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act, and that the Company's reliance on such exemption is predicated on Caledonia’s representations and warranties set forth herein. Caledonia and Caledonia’s Representatives realize that the basis for the exemption may not be present if, notwithstanding such representations and warranties, Caledonia or any of Caledonia's Representatives has in mind merely acquiring the Securities or any portion thereof for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. Neither Caledonia nor any of Caledonia’s Representatives has any such intention. Furthermore, Caledonia hereby covenants to indemnify the Company for and hold the Company harmless from all losses, costs, damages, liabilities and expenses arising out of or in connection with any breach or inaccuracy of any representation, warranty or covenant made by Caledonia in this Agreement.

(v) Receipt of Information. Caledonia and Caledonia's Representatives have received all the information they consider necessary or appropriate for deciding whether to exchange the Caledonia Shares into 90,000 shares of Series A Preferred and the Note. Caledonia further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Series A Preferred and the business, properties, prospects and financial condition of the Company and to obtain additional information necessary to verify the accuracy of any information furnished to it.   In making the decision to enter into this Agreement, Caledonia and Caledonia’s Representatives have relied solely upon their review of this Agreement, the Articles of Amendment to the Company's Articles of Incorporation designating the terms and conditions of the Series A Preferred, the form of the Note, and independent investigations made by such Caledonia or Caledonia's Representatives. Caledonia further represents and affirms that none of the following information has ever been represented, guaranteed or warranted to it or any of its officers, members, managers or representatives, expressly or by implication, by any person: (1)  the approximate or exact length of time that Caledonia will be required to remain a shareholder of the Company, (2) the percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of its entry into this Agreement; or (3) the possibility that the past performance or experience on the part of the Company or any affiliate, officer, director, employee or agent of the Company, might in any way indicate or predict the results of ownership of the Securities or the potential success of the Company's operations.

(vi)   Accredited Investor. Caledonia is an Accredited Investor, as such term is defined in Regulation D promulgated under the Securities Act.

(vii)  Restricted Securities. Caledonia and each of Caledonia’s Representatives understand that none of the Securities, the Note, nor any portion thereof may be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or the Note (or such portion thereof) or an available exemption from registration under the Securities Act, the Securities and each portion thereof must be held indefinitely. Caledonia and each of Caledonia's Representatives is aware that none of the Securities, the Note, nor any portion thereof may be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met.

(viii)    Legends. To the extent applicable, each certificate or other document evidencing any of the Securities or the Note shall be endorsed with the legends substantially in the form set forth below:

The following legend under the Securities Act:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS STEELCLOUD, INC. (THE “COMPANY”) HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

Also the Company shall endorse such certificates with each legend imposed or required by the Company's Articles of Incorporation, the Company's Bylaws or applicable state securities laws.

3.   Governing Law. This Agreement shall be governed by the laws of the State of Virginia, without reference to the choice of laws rules of such state.

4.  Attorneys' Fees. In the event any party hereto fails to perform any of its obligations under this Agreement or the transactions contemplated hereby or in the event a dispute arises concerning the meaning or interpretation of any provision of this Agreement, the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all reasonable costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including court costs and reasonable attorneys' fees.

5.   Successors and Assigns. This Agreement shall be binding upon each party hereto and its respective successors and assigns.

6.    Severability. If any term of provision of this Agreement or any application thereof shall be held invalid or unenforceable, the remainder of this Agreement and any other application of such term or provision shall not be affected thereby.

7.    Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and may not be changed or modified except by an agreement in writing signed by the parties hereto. The Company and Caledonia hereby agree that all prior or contemporaneous oral understandings, agreements or negotiations relative to the subject matter hereof are merged into and revoked by this Agreement.

8.    Interpretation. All provisions of this Agreement shall be interpreted according to their fair meaning and shall not be strictly construed against any party.

9.    Counterparts; Facsimile Signature. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which, taken together, shall constitute one agreement. An original signature or copy thereof transmitted by facsimile shall constitute an original signature for purposes of this Agreement.

[Signatures are set forth on the following page.]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the Effective Date.

COMPANY

SteelCloud, Inc.

By: /s/ Brian H. Hajost
Name: Brian H. Hajost
Title: President & CEO

CALEDONIA

Caledonia Capital Corporation

By:  /s/ Edward M. Murchie
Name: Edward M. Murchie
Title: President